UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2025

Better Choice Company Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 21, 2025, Better Choice Company Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) to consider and vote on three proposals, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 28, 2025. Of the 1,980,099 shares of the Company’s common stock outstanding as of the record date, 1,419,942 shares, or 71.71%, were present virtually or represented by proxy at the Special Meeting. The final voting results for each of the matters submitted to a Company stockholder vote at the Special Meeting are set forth below.

1)	At the Meeting, the vote to the change of the legal name of Better Choice from “Better Choice Company, Inc.” to “SRX Health Solutions, Inc.” and of the NYSE ticker symbol from “BTTR” to “SRXH” (the “Name Change Proposal”), was as follows:

FOR	AGAINST	ABSTAIN
1,359,116	54,152	6,674

2)	At the Meeting, the vote to approve the issuance of up to 30,000,000 shares of Better Choice common stock in connection with a proposed arrangement (the “Arrangement”) with SRx Health Solutions, Inc., a corporation organized under the laws of the Province of Ontario (“SRx”), pursuant to which Better Choice will acquire SRx, in accordance with the requirements of the NYSE American (the “Arrangement Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,088,501	27,424	638	303,379

3)	At the Meeting, the vote to approve an increase in the number of securities subject to the Better Choice Company, Inc. 2019 Incentive Award Plan (the “Plan Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,026,385	51,321	38,857	303,379

4)	At the Meeting, the vote to approve the postponement or adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes to approve the Arrangement Proposal and/or the Plan Proposal, if deemed necessary or appropriate by the Better Choice Board (the “Adjournment Proposal”), was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,073,679	29,675	13,209	303,379

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

March 31, 2025

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